MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of December 31, 2018

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION


3.59%
37.06%
59.35%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	29.4%
Consumer Staples	17.9%
Financials	16.4%
Consumer Discretionary	13.1%
Heathcare	11.4%
Energy	4.1%
Industrials	3.2%
Telecommunications	0.9%
Utilities	0.0%
Materials	0.0%
Net Cash'	3.6%

TOP 10 HOLDINGS

MasterCard, Inc.	10.40%
Apple Inc.	6.32%
Diageo PLC.	4.26%
Alphabet, Inc. Class A	3.67%
Alphabet, Inc. Class C	3.64%
LVMH Moet Hennessey Louis Vuitton	3.52%
The Estee Lauder Companies Inc.	3.26%
Baidu, Inc. ADR	3.18%
Bank of America Corp.	3.09%
T. Rowe Price Group, Inc.	3.01%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	36
2018 Portfolio Turnover	7.11%
Net Assets (millions)	$19.95
Total Expense Ratio	1.54%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]


Mundoval Fund
MSCI World Index
-15.44%
-13.42%
-8.29%
-8.71%
6.89%
6.30%
1.33%
4.56%
8.38%
9.66%
5.71%
6.33%
QTD
Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]


$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$22,150
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $22,149.65 on 12/31/18. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

4Q18 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned -15.44% in the fourth quarter versus -13.42% for the MSCI World Index during the same period. Since the inception date of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 5.71% versus 6.33% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Consumer Discretionary Sector (21st Century Fox and Diageo Plc) , Healthcare Sector (Express Scripts) and Financial Sector (Banco do Brasil). Negative factors impacting performance for the Fund during the quarter included the Information Technology Sector (Apple Inc. and Baidu, Inc.), the Financial Sector (BNP Paribas) and the Heathcare Sector (Allergan Plc).

During the quarter shares of Grupo Televisa, Discovery Communications and Bridgestone Corporation were sold in order to provide liquidity to purchase additional shares of existing holdings and the world's largest social media company, Facebook Inc. The geographic diversification of the Fund as of December 31, 2018 consisted of 59.35% domestic stocks, 37.06% international stocks and 3.59% cash equivalents. The Fund owned shares of common stock in 35 companies.

Manager Commentary:

Stock markets around the world suffered a volatile and turbulent stretch of selling pressure in the fourth quarter of 2018. Some of the reasons cited include the recent trade and tariff tensions between the U.S. and China, four increases in interest rates by the Federal Reserve during the year and anxiety about a global economic slowdown. Despite the tumultuous volatility in the 4th quarter, the Mundoval Fund outperformed the MSCI World Index in 2018, the second time in the past three years.

Although negative investor sentiment surrounding the economy has generated short term market volatility, recent economic data does not seem to indicate the onset of a recession or negative economic activity. Corporate profits in 2019 are estimated to grow in the mid-single digits. A tighter labor market has resulted in the lowest unemployment rate since the 1960's. Mastercard reported that holiday sales increased by 5% this year, the strongest growth in the past six years. Online shopping also grew by 19% compared to 2017. Tier one capital ratios, which measure banks' financial health, have increased by 30% since 2008, and Bank of America and Citigroup have some of the highest ratios in the industry. Box office receipts for movies increased by 6% and Walt Disney Company accounted for 26% of all tickets sold in 2018. Disney also completed its acquisition of 21st Century Fox film & TV studios, Fox's cable networks and its international assets.

In the Healthcare Sector, which was the best performing in the S&P 500 Index in 2018, Cigna Corporation completed its $54 billion acquisition of Express Scripts on December 20, 2018 to integrate two complimentary health care service companies. Mundoval Fund shareholders benefitted from the cash and stock transaction with a sizeable gain from its original cost basis.

Thank you for your business and continued support.
Arthur Q. Johnson, CFA

Average Annualized Total Returns as of December 31, 2018

	4Q 2018 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	-15.44%	-8.29%	6.89%	1.33%	7.80%	8.38%	5.71%
MSCI World Index	-13.42%	-8.71%	6.30%	4.56%	9.04%	9.66%	6.33%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.54%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com